UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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On May 6, 2024, Norfolk Southern Corporation (“NSC”) updated its website www.VoteNorfolkSouthern.com, which contains information relating to NSC’s 2024 Annual Meeting of Shareholders. A copy of the updated website content (other than that previously filed) can be found below:

On May 6, 2024, Norfolk Southern Corporation (“NSC”) updated its website www.VoteNorfolkSouthern.com, which contains information relating to NSC’s 2024 Annual Meeting of Shareholders. A copy of the updated website content (other than that previously filed) can be found below: SUPPORT FROM REGULATORS AND GOVERNMENT OFFICIALS x “Norfolk Southern’s progress toward meeting key safety performance indicators is encouraging and demonstrates your leadership and the commitment of all of NS’s hard-working employees. We recognize the progress NS has made to-date towards attaining your own safety goals, as well as the goals we set for all Class I railroads...” ALLISON DANE CAMDEN PRINCIPAL DEPUTY ASSISTANT SECRETARY FOR MULTIMODAL FREIGHT INFRASTRUCTURE AND POLICY, U.S. DEPARTMENT OF TRANSPORTATION, IN A LETTER TO ALAN SHAW 5.3.24 READ THE FULL LETTER TO ALAN SHAW “It is my responsibility to call out serious threats to the national rail network, and everything about Ancora’s campaign should cause serious concerns to all rail stakeholders,” MARTIN J. OBERMAN SURFACE TRANSPORTATION BOARD CHAIRMAN, IN A SPEECH AT THE NORTH AMERICAN RAIL SHIPPERS 2024 ANNUAL MEETING 5.1.24 1 READ THE FULL REMARKS FROM MARTIN OBERMAN SUPPORT FROM CUSTOMERS AND TRADE ASSOCIATIONS “As a group we are focused on fostering long-term volume and revenue growth for the rail industry. To that end, we support strategies from our Class I partners, including the current Norfolk Southern strategy, dedicated to these same goals. We believe growth is most effectively achieved through a commitment to providing operating resilience and consistent customer service, and to do so over a full business cycle.” CHUCK BAKER PRESIDENT & CEO, AMERICAN SHORT LINE & REGIONAL RAILROAD ASSOCIATION 5.6,24 “I-1C Minerals (formerly Hi-Crush) unequivocally supports Alan Shaw and the rest of the NS management team, as well as the NS strategy,” WILL BARKER GENERAL COUNSEL AND CHIEF COMMERCIAL OFFICER, HC MINERALS 5.6.24

“As one of the key logistics partners, I want to express my confidence and support for Norfolk Southern’s current management team headed by Alan Shaw. CONSOL has been a beneficiary of some of the operational and safety improvements made by Alan. This has allowed us to grow our export business and benefitted thousands of direct and indirect workers in Southwest PA, WV, and MD. We value our partnership and look forward to continuing that partnership for many years to come.” JIMMY BROOK CHAIRMAN AND CEO,CONSOL ENERGYINC, 5.6.24 “Since Covid—all departments have been focused on ‘the customer” which is critical to success in any business. While I have never personally dealt with Mr. Shaw, I know that I can see and feel a very positive change that has been evident to me over the last few years...From what my NS contacts tell me, it comes down from the top. So based on this feedback, Mr, Shaw must be having this positive effect on the performance and attitude of the organization.—I have been a witness to it.” VON FRIESEN PRINCIPAL, STRATEGIC TRANSLOAD SERVICES, LLC 5.6.24 As a growing partner, investor and shipper, Lincoln emphatically supports without question Alan Shaw, the Norfolk Southern management team and its strategies. Recent activist statements are disturbing and hold no merit to a disruptive suggestion of management change: LARRY BURGAMY, JR. CEO, LINCOLN ENERGY SOLUTIONS 5.8.24 “Arrowhead (now part of Waste Connections) has been your customer since 2019. During that time our annual freight volumes have increased thirtyfold, and we are looking to doubling that in the next twelve months. Your team—from the CEO down to the local operating folks—have been extremely helpful and supportive these past five years. A large part of our success has come from your team and our partnership. Although we would never presume to tell your shareholders how to vote, and we will always remain a good NS customer, they should be aware that we would be concerned if the B Iexisting operating and marketing support L Lchanged.” GAY DIVISION VICE PRESIDENT, ARROWHEAD ENVIRONMENTAL PARTNERS, WASTE CONNECTIONS 5.6.24

“Norfolk Southern’s enhanced service has enabled us at One Earth Energy to expand our rail business and invest in additional track space to accommodate our growth in production capacity along with rail shipments. f have full confidence in Alan Shaw and the entire management team of Norfolk Southern. Our Board of Directors believes Alan and his team have our best interest in mind and their approach will yield positive outcomes for both Norfolk Southern and customers like One Earth Energy.” STEVEN KELLY PRESIDENT & CEO, ONE EARTH ENERGY, LLC 5.6,24 “We at Associated Asphalt are in support of ]Alan], your current management at Norfolk Southern and your strategy.” DANIEL MORAN DIRECTOR OF SALES AND LOGISTICS, ASSOCIATED ASPHALT PARTNERS 5.6.24 “Smart Sand is 100% behind the NS management team...we feel the NS management team has been excellent in building a sustainable large volume sand business to the Northeast and are looking forward to growing together in the future.” CHARLES YOUNG CEO AND FOUNDER, SMART SAND 5.6.24 “Centennial Energy wants to reiterate our full support of Alan Shaw and the entire management team at Norfolk Southern. Your balanced strategy is what not only Centennial needs, but what all rail customers, shareholders and the US economy needs...Norfolk Southern needs to stay the course and have time to execute on your long-term vision to produce balanced results which will drive the company and their customers forward.” ELISE MASKELL PRESEDENT, CENTENNIAL ENERGY 5.6.24 The commitment that you and your management team have made to maintaining consistently strong service levels is critical to our mutual success in converting over-the-road shipments to rail which is leading to significant growth. We appreciate that a sustained dedication to maintaining strong service levels is a key element of your strategic plan...We support you and your management team in the ongoing execution of your strategy.” PHILLIP YEAGER PRESIDENT, CEO & VICE CHAIRMAN, HUB GROUP, INC. 5.6.24 ### Important Additional Information and Where to Find It The Company has filed a definitive proxy statement (the “2024 Proxy Statement”) on Schedule 14A and a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY

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Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement (the “2024 Proxy Statement”) on Schedule 14A and a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY

CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2024 Proxy Statement, any amendments or supplements to the 2024 Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at https://norfolksouthern.investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in Norfolk Southern’s 2024 Proxy Statement, filed with the SEC on March 20, 2024. To the extent holdings by our directors and executive officers of Norfolk Southern securities reported in the 2024 Proxy Statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described above.

Cautionary Statement on Forward-Looking Statements

Certain statements in this communication are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or our future financial performance, including statements relating to our ability to execute on our strategic plan and our 2024 Annual Meeting and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or our achievements or those of our industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “project,” “consider,” “predict,” “potential,” “feel,” or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates, beliefs, and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These and other important factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company’s subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.